Exhibit 10.5

Amendment to Letter of Intent Between APD Antiquities, Inc. (APD)

and Northern Adventures LLC (NALLC) dated April 8, 2011

Date of this Amendment August 5, 2011

Section One

1.

The number of shares APD will be amended from 8,432,111 up to 12,432,111 as a result of shares which may be issued pursuant conversion on loans up to $400,000.

2.

Phase II capital will be adjusted down from 10,000,000 shares at $.25 to an intermediate level of funding consisting of the sale of up to 5,000,000 shares between $.10 and $.15 a share.

3.

As an alternative to the issuance of 3,000,000 shares as a consideration for NA granting leases on the Quartz Creek and Monitor properties, APD agrees to issue up to 33,000,000 shares in exchange for the transfer of all third party mineral leases, assignment of all right, title and interest in certain unpatented mining claims and rights to a total of nine mineral prospects from NALLC to APD.

Section Two

No Amendments

Section Three

1.

The amount of convertible promissory notes can be increased from $200,000 up to $400,000.  The conversion rate remains the same.

Section Four

1.

All promissory notes from NALLC to APD will be extended to December 31, 2011 and the amount maybe be increased pursuant to an amount agreed upon the NALLC and APD.

Section Five

No Amendments

Section Six

No Amendments

Section Seven

No Amendments

Section Eight

No Amendments

Section Nine

No Amendments

Section Ten

No Amendments

Section Eleven

No Amendments

Section Twelve

No Amendments

Section Thirteen

No Amendments

Section Fourteen

1.

The period of time shall be extended until December 31, 2011 by mutual written consent of the parties as outline in this Amendment.

Section Fifteen

No Amendments

Very truly yours,

Agreed and accepted this 5th day of August, 2011. This document can be signed in counter parts.

Place: Spokane, Washington on August 5, 2011

_________________________

Cindy K. Swank, President

APD Antiquities, Inc.

Place: Osborn, Idaho on August 5, 2011

_________________________

Martin Clemet, a Managing Member

Northern Adventures, LLC